Victory SP 500 Index Fund Investment Strategy - Victory SP 500 Index Fund	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]	Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies in the S&P 500® Index (“Index”).The Index is an unmanaged index of 500 U.S. publicly traded common stocks selected by Standard & Poor’s from a broad range of industries. The Index is composed primarily of stocks issued by large-capitalization companies.To replicate the performance of the Index, the Adviser purchases and maintains all or substantially all of the securities included in the Index, in approximately the same percentages as such securities are included in the Index. Because the Fund seeks to track the performance of the Index, the Adviser does not actively determine the stock selection or sector allocation. The percentage weighting of a particular security in the Index is determined by that security’s relative total market capitalization, which is the market price per share of the security multiplied by the number of shares outstanding.To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks. The Fund normally invests at least 95% of its net assets in the stocks of companies included in the Index. The Adviser uses futures contracts to manage cash, accrued dividends, and other non-performing assets in an effort to minimize performance disparity between the Fund and the Index. The Fund may become non-diversified, as defined under the Investment Company Act of 1940, solely as a result of an index rebalance or market movement.